UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2006

Z YACHTS, INC. (Exact Name of Small Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)

333-127597 (Commission File Number)	20-2725030 (IRS Employer Identification No.)

5755 North Point Pkwy. Suite 53 Alpharetta, GA (Address of Principal Executive Offices)	30022 (Zip Code)

(877) 885-1650 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Securities Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors.

On May 11, 2006, Jason C. Eck resigned as an officer and Director of Z Yachts, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Z Yachts, Inc.
Date: May 12, 2006	/s/ Regina F. Weller By: (Signature) Name: Regina F. Weller Title: Chief Financial Officer